Exhibit 10.2


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                              BMW MANUFACTURING LP,
                         as Grantor and UTI Beneficiary,

                                       and

                         CHASE MANHATTAN BANK USA, N.A.,
                                   as Trustee


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                                     2000-A
                                  VEHICLE TRUST
                                   SUPPLEMENT

                          Dated as of November 1, 2000
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
                                TABLE OF CONTENTS
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ARTICLE I -          DEFINITIONS..........................................................................................2

           1.1       Definitions..........................................................................................3

           1.2       Interpretive Provisions..............................................................................7

ARTICLE II -         CREATION OF THE 2000-A SUBIs.........................................................................7

           2.1       Creation of 2000-A SUBI Assets and the 2000-A SUBIs..................................................7

           2.2       Transfer of 2000-A SUBI Interests....................................................................8

           2.3       Issuance and Form of 2000-A SUBI Certificates; Retained SUBI Interest................................9

           2.4       Actions and Filings.................................................................................10

           2.5       Termination of the 2000-A SUBIs.....................................................................10

           2.6       Representations and Warranties of Trustee...........................................................11

ARTICLE III -        2000-A SUBI ACCOUNTS................................................................................11

           3.1       2000-A SUBI Collection Account and Residual Value Surplus Account...................................11

           3.2       Reserve Fund........................................................................................12

           3.3       Investment of Monies in 2000-A SUBI Accounts........................................................12

ARTICLE IV -         2000-A SUBI PLEDGE..................................................................................12

           4.1       Registration of 2000-A Lease SUBI Pledge............................................................12

ARTICLE V -          MISCELLANEOUS PROVISIONS............................................................................12

           5.1       Amendment...........................................................................................12

           5.2       Governing Law.......................................................................................13

           5.3       Notices.............................................................................................13

           5.4       Severability of Provisions..........................................................................14

           5.5       Effect of Supplement on Vehicle Trust Agreement.....................................................14

           5.6       No Petition.........................................................................................14


                                    EXHIBITS

Exhibit A - Schedule of 2000-A Vehicles..................................................................................A-1
Exhibit B - Form of 2000-A SUBI Certificate..............................................................................B-1

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                                       1

                         2000-A VEHICLE TRUST SUPPLEMENT

           This 2000-A Vehicle Trust Supplement, dated as of November 1, 2000, is between BMW Manufacturing LP, an Indiana limited partnership, as grantor and initial beneficiary (in such capacities, the "Grantor" and the "UTI Beneficiary", respectively) and Chase Manhattan Bank USA, N.A., a national banking association, as trustee (in such capacity, the "Trustee").

                                    RECITALS

           WHEREAS, pursuant to that certain amended and restated trust agreement, dated as of September 27, 1996, as further amended as of May 25, 2000 (the "Vehicle Trust Agreement"), among the parties hereto, Financial Services Vehicle Trust, a Delaware business trust (the "Trust"), will take assignments and conveyances of and hold in trust various Trust Assets (as such term is defined in the Vehicle Trust Agreement);

           WHEREAS, the UTI Beneficiary, BMW Financial Services NA, LLC, a Delaware limited liability company ("BMW FS"), as servicer (in such capacity, the "Servicer") and the Trust have entered into that certain servicing agreement, dated as of August 30, 1995 (the "Basic Servicing Agreement"), which provides for, among other things, the servicing of the Trust Assets by the Servicer;

           WHEREAS, pursuant to the Vehicle Trust Agreement, from time to time the Trustee, on behalf of the Trust and at the direction of the UTI Beneficiary, will identify and allocate on the books and records of the Trust certain Trust Assets and create and issue one or more special units of beneficial interest (each, a "SUBI"), the beneficiaries of which generally will be entitled to the net cash flows arising from such Trust Assets;

           WHEREAS, the parties hereto desire to supplement the Vehicle Trust Agreement (as so supplemented by this Supplement, the "SUBI Trust Agreement") to create two SUBIs (respectively, the "2000-A Lease SUBI" and the "2000-A Vehicle
SUBI);

           WHEREAS, the parties hereto desire to identify and allocate to the 2000-A Lease SUBI a separate portfolio of Trust Assets consisting of leases (the "2000-A Leases") and certain other related assets and to identify and allocate to the 2000-A Vehicle SUBI the vehicles which are leased under the 2000-A Leases (the "2000-A Vehicles"); and

           WHEREAS, the parties hereto also desire to issue one certificate evidencing a beneficial interest in the 2000-A Lease SUBI (respectively, the "2000-A Lease SUBI Certificate") and one certificate evidencing an undivided beneficial interest in the 2000-A Vehicle SUBI (respectively, the "2000-A Vehicle SUBI Certificate").

           NOW, THEREFORE, in consideration of the mutual agreements herein contained, and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                   DEFINITIONS

           1.1 Definitions. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Vehicle Trust Agreement. Whenever used herein, unless the context otherwise requires, the following words and phrases shall have the following meanings:

           "Basic Documents" means the Vehicle Trust Agreement, the Basic Servicing Agreement, this Supplement, the Servicing Supplement, the SUBI Certificate Transfer Agreement, the Program Operating Lease, the Trust Agreement, the Indenture, the Issuer SUBI Certificate Transfer Agreement, the Control Agreement, the Back-up Security Agreement, the 2000-A SUBI Certificates and the Securities, as the same may be amended, supplemented or modified from time to time (but in each case only to the extent that any such amendment, supplement or modification relates to the 2000-A SUBIs or the 2000-A SUBI Assets).

           "Basic Servicing Agreement" has the meaning set forth in the Recitals.

           "Certificate Distribution Account" has the meaning set forth in the Trust Agreement.

           "Closing Date" means November [  ], 2000.

           "Contract Residual Value" means the residual value of the vehicle set forth in the Lease schedule attached as Exhibit A hereto.

           "Control Agreement" has the meaning set forth in the Issuer SUBI Certificate Transfer Agreement.

           "Cutoff Date" means October 1, 2000 as of the opening of business.

           "Deposit Date" means, with respect to a Collection Period, the Business Day preceding the related Payment Date.

           "Eligible Lease" means a Lease that has been validly assigned to the Trust by a BMW Center as of the Closing Date and for which the related 2000-A Vehicle is one which the Trust or the Trustee on behalf of the Trust shall have good and marketable title as of the Closing Date.

           "Fitch" means Fitch Inc., and any successor thereto.

           "FS Residual Value" means the residual value of the vehicle set forth as the FS Residual Value in the Lease schedule attached as Exhibit A hereto.

           "Indenture" means that certain indenture, dated as of November 1, 2000, between the Indenture Trustee and the Issuer, as amended or supplemented from time to time.


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
           "Indenture Trustee" means The Chase Manhattan Bank, a New York banking corporation, in its capacity as trustee under the Indenture.

           "Issuer" means the BMW Vehicle Lease Trust 2000-A.

           "Issuer SUBI Certificate Transfer Agreement" means that certain issuer SUBI certificate transfer agreement, dated as of November 1, 2000, between the Transferor and the Issuer, as amended or supplemented from time to time.

           "Moody's" means Moody's Investor Service, Inc., and any successor thereto.

           "Note" means either a Senior Note or a Subordinated Note, as the context may require.

           "Note Distribution Account" has the meaning set forth in the Indenture.

           "Other SUBI" means any SUBI other than a 2000-A SUBI.

           "Outstanding Amount" has the meaning set forth in the Indenture.

           "Owner Trustee" means Wilmington Trust Company, a Delaware corporation, as trustee of the Issuer.

           "Payment Date" means the 25th day of each month or if not a Business Day, the next succeeding Business Day, commencing with the first Payment Date on November 27, 2000.

           "Payment Date Certificate" has the meaning set forth in the Indenture.

           "Payment Date Advance Reimbursement" has the meaning set forth in the Servicing Supplement.

           "Program Operating Lease" means that certain SUBI lease, dated as of November 1, 2000, between BMW Auto Leasing LLC, as Program Lessee and BMW Vehicle Lease Trust 2000-A, as Program Lessor.

           "Rating Agency" means, with respect to the 2000-A SUBIs, each of Moody's, S&P and Fitch.

           "Registered Pledgee" means, with respect to any Certificate, the Person listed in the registration books maintained by the Trustee as the registered pledgee of such Certificate.

           "Related Beneficiary" means BMW Auto Leasing LLC.

           "Reserve Fund" has the meaning set forth in the Trust Agreement.

           "Reserve Fund Requirement" means (i) 6.25% of the initial Securities Balance, or (ii) on any Payment Date occurring on or after the earlier to occur of the date on which the last remaining Lease terminates or the date on which


                                       4
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the Program Operating Lease is terminated following a Program Operating Lease
Default (as such term is defined in the Program Operating Lease), zero.

           "S&P" means Standard and Poor's Ratings Services, a division of the McGraw-Hill Co., and any successor thereto.

           "Sales Proceeds" has the meaning set forth in the Servicing
Supplement.

           "Securities" means the Notes and the Trust Certificates.

           "Securities Balance" has the meaning set forth in the Trust
Agreement.

           "Securitization Value" has the meaning set forth in the Servicing Supplement.

           "Securityholder" means a holder of a Note or a Trust Certificate.

           "Senior Note" has the meaning set forth in the Indenture.

           "Servicing Agreement" means the Basic Servicing Agreement as supplemented by the Servicing Supplement, as amended or supplemented from time to time.

           "Servicing Fee" has the meaning set forth in the Servicing
Supplement.

           "Servicing Supplement" means that certain supplement, dated as of November 1, 2000, among the parties to the Basic Servicing Agreement.

           "SUBI" has the meaning set forth in the Recitals.

           "SUBI Certificate Transfer Agreement" means that certain SUBI certificate transfer agreement, dated as of November 1, 2000, between BMW Manufacturing LP and the Transferor as amended or supplemented from time to time.

           "SUBI Collections" has the meaning set forth in the Servicing Agreement.

           "SUBI Collection Account" means a trust account established by the Indenture Trustee for the benefit of the holders of interests in the SUBI, into which collections on or in respect of the Leases and the related Vehicles will generally be deposited.

           "SUBI Trust Agreement" has the meaning set forth in the Recitals.

           "Subordinated Notes" means the [ ]% Asset Backed Subordinated Notes issued by the Issuer pursuant to the Trust Agreement.

           "Supplement" means this supplement to the Vehicle Trust Agreement, as amended or supplemented from time to time.

           "Transferor" means BMW Auto Leasing LLC, a Delaware limited partnership, and its successors.


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           "Transferor Trust Certificate" has the meaning set forth in the Trust
Agreement.

           "Trust" has the meaning set forth in the Recitals.

           "Trust Agent" means The Chase Manhattan Bank, and any successor thereto.

           "Trust Agreement" means that certain trust agreement, as amended and restated as of November 1, 2000, between the Owner Trustee and the Transferor.

           "Trust Certificate" has the meaning set forth in the Trust Agreement.

           "Trust Certificateholder" has the meaning set forth in the Trust Agreement.

           "Trustee" has the meaning set forth in the Recitals.

           "Trust Estate" has the meaning set forth in the Indenture.

           "UTI Beneficiary" has the meaning set forth in the Recitals.

           "Vehicle Trust Agreement" has the meaning set forth in the Recitals.

           "2000-A Lease SUBI" has the meaning set forth in the Recitals.

           "2000-A Lease SUBI Assets" has the meaning set forth in Section
2.1(a).

           "2000-A Lease SUBI Certificates" has the meaning set forth in the Recitals.

           "2000-A Leases" has the meaning set forth in Section 2.1(a).

           "2000-A SUBI" means the 2000-A Lease SUBI and/or the 2000-A Vehicle SUBI as the context may require.

           "2000-A SUBI Account" means the 2000-A SUBI Collection Account, the Residual Value Surplus Account and any other Trust Account established with respect to the 2000-A SUBI.

           "2000-A SUBI Assets" has the meaning set forth in Section 2.1(b).

           "2000-A SUBI Certificates" means the 2000-A Lease SUBI Certificates and/or the 2000-A Vehicle SUBI Certificates, as the context may require.

           "2000-A SUBI Collection Account" means the trust account established pursuant to Section 3.1(a).

           "2000-A Vehicle SUBI" has the meaning set forth in the Recitals.

           "2000-A Vehicle SUBI Assets" has the meaning set forth in Section 2.1(b).

           "2000-A Vehicle SUBI Certificates" has the meaning set forth in the Recitals.

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           "2000-A Vehicles" has the meaning set forth in Section 2.1(b).

           1.2 Interpretive Provisions. For all purposes of this Supplement, except as otherwise expressly provided or unless the context otherwise requires,
(i) terms used herein include, as appropriate, all genders and the plural as well as the singular, (ii) references to this Supplement include all Exhibits hereto, (iii) references to words such as "herein", "hereof" and the like shall refer to this Supplement as a whole and not to any particular part, Article or Section herein, (iv) references to an Article or Section such as "Article Two" or "Section 2.1" shall refer to the applicable Article or Section of this Supplement, (v) the term "include" and all variations thereof shall mean "include without limitation," and (vi) the term "proceeds" shall have the meaning ascribed to such term in the UCC.

                   ARTICLE II - CREATION OF THE 2000-A SUBIs

           2.1 Creation of 2000-A SUBI Assets and the 2000-A SUBIs.

           (a) Pursuant to Section 5.2(a) of the Vehicle Trust Agreement, the UTI Beneficiary hereby directs the Trustee to identify and allocate or to cause to be identified and allocated to the 2000-A Lease SUBI on the books and records of the Trust a separate portfolio of Trust Assets consisting of Eligible Leases and other associated Trust Assets owned by the Trustee on behalf of the Trust and not allocated to any SUBI or reserved for allocation to any Other SUBI (or acquired by the Trustee on behalf of the Trust but not yet allocated to, or reserved for allocation to any specific portfolio). Such Trust Assets (the "2000-A Lease SUBI Assets") shall be accounted for and held in trust independently from all other Trust Assets within the Trust. Based upon their identification and allocation by the Servicer pursuant to the Servicing Supplement, the Trustee hereby identifies and allocates as 2000-A Lease SUBI Assets the Leases more particularly described on Exhibit A hereto ("the 2000-A Leases") and the related Trust Assets described above, each such 2000-A Lease SUBI Asset to be identified on the books and accounts of the Trust as being allocated to the 2000-A Lease SUBI.

           (b) Pursuant to Section 5.2(a) of the Vehicle Trust Agreement, the UTI Beneficiary hereby directs the Trustee to identify and allocate or to cause to be identified and allocated to the 2000-A Vehicle SUBI on the books and records of the Trust a separate portfolio of Trust Assets consisting of Vehicles and other associated Trust Assets owned by the Trustee on behalf of the Trust and not allocated to any SUBI or reserved for allocation to any Other SUBI (or acquired by the Trustee on behalf of the Trust but not yet allocated to, or reserved for allocation to any specific portfolio). Such Trust Assets (the "2000-A Vehicle SUBI Assets", and together with the 2000-A Lease SUBI Assets, the "2000-A SUBI Assets") shall be accounted for and held in trust independently from all other Trust Assets within the Trust. Based upon their identification and allocation by the Servicer pursuant to the Servicing Supplement, the Trustee hereby identifies and allocates as 2000-A Vehicle SUBI Assets the Vehicles more particularly described on Exhibit A hereto (the "2000-A Vehicles") and the related Trust Assets described above, each such 2000-A Vehicle SUBI Asset to be identified on the books and accounts of the Trust as being allocated to the 2000-A Vehicle SUBI. The right to receive the difference, if any, between the


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Contract Residual Value and the FS Residual Value with respect to the 2000-A
Vehicles shall not be included in the 2000-A SUBI Assets. The 2000-A Vehicle SUBI shall not represent any rights to receive Retained Support Amounts, which rights shall remain part of the Unspecified Trust Interest.

           (c) Pursuant to Section 5.2(a) of the Vehicle Trust Agreement, the Trustee hereby creates two Sub-Trusts which shall be known as the "2000-A Lease SUBI" and the "2000-A Vehicle SUBI" respectively. The 2000-A Lease SUBI shall represent a special unit of beneficial interest solely in the 2000-A Lease SUBI Assets and the 2000-A Vehicle SUBI shall represent a special unit of beneficial interest solely in the 2000-A SUBI Vehicle Assets. Exhibit A shall set forth as to each 2000-A Lease or 2000-A Vehicle, as the case may be, the (i) vehicle identification number, (ii) date of origination, (iii) FS Residual Value, (iv) Contract Residual Value, (v) Monthly Payment and (vii) number of months remaining from the Cutoff Date to the month in which the Maturity Date occurs.

           2.2 Transfer of 2000-A SUBI Interests. Interests in the 2000-A SUBIs may not be transferred or assigned by the UTI Beneficiary, and any such purported transfer or assignment shall be deemed null, void and of no effect; provided, however, that the 2000-A SUBI Certificates and the interests in the 2000-A SUBI represented thereby may be (i) sold to the Transferor pursuant to the SUBI Certificate Transfer Agreement and (ii) sold, transferred and assigned by the Transferor absolutely, or a security interest therein granted, in connection with a Securitized Financing. Each such transfer shall be registrable upon surrender of the 2000-A SUBI Certificate to be transferred for registration of the transfer at the corporate trust office of the Trustee (or the Trust Agent, if applicable) or of any successor Trustee, accompanied by a written instrument of transfer in form satisfactory to the Trustee or such successor duly executed by the Holder thereof or such Holder's attorney duly authorized in writing, and thereupon a new 2000-A SUBI Certificate of a like aggregate fractional undivided interest will be issued to the designated permitted transferee.

           2.3 Issuance and Form of 2000-A SUBI Certificates; Retained SUBI Interest.

           The 2000-A Lease SUBI shall be represented by the 2000-A Lease SUBI Certificate which shall represent a beneficial interest in the 2000-A Lease SUBI and the 2000-A Lease SUBI Assets, as further set forth herein. The 2000-A Vehicle SUBI shall be represented by the 2000-A Vehicle SUBI Certificate, which shall represent a beneficial interest in the 2000-A Vehicle SUBI and the 2000-A Vehicle SUBI Assets, as further set forth herein. The 2000-A SUBI Certificates shall be substantially in the form of Exhibit B attached hereto, with such appropriate insertions, omissions, substitutions and other variations as are required by this Supplement and may have such letters, numbers or other marks of identification and such legends and endorsements placed thereon as may, consistently herewith and with the Vehicle Trust Agreement, be directed by the UTI Beneficiary. Any portion of any 2000-A SUBI Certificate may be set forth on the reverse thereof, in which case the following reference to the portion of the text on the reverse shall be inserted on the face thereof, in relative proximity to and prior to the signature of the Trustee executing such 2000-A SUBI
Certificate:

                  Reference is hereby made to the further provisions of this certificate set forth on the reverse hereof, which provisions shall for all purposes have the same effect as if set forth at this place.

           The 2000-A SUBI Certificates shall be printed, typewritten, photocopied or may be produced in any other manner as may, consistently herewith and with the Vehicle Trust Agreement, be determined by the UTI Beneficiary. Each 2000-A SUBI Certificate and the interest in the 2000-A SUBI evidenced thereby shall constitute a "security" within the meaning of Section 8-102(a)(15) of the UCC and a "certificated security" within the meaning of Section 8-102(a)(4) of the UCC.

           On the Closing Date, pursuant to Section 4.1 hereof , the Indenture Trustee shall, and thereafter for so long as the lien of the Indenture is in place, be registered as the Registered Pledgee of the 2000-A Vehicle SUBI Certificate held by the Issuer and pledged as part of the Trust Estate to secure the Issuer's obligations under the Indenture. Notwithstanding the foregoing, the Transferor shall be entitled to exercise any and all rights or powers of a Holder hereunder, in the absence of an Event of Default under the Indenture.

           2.4 Actions and Filings. The UTI Beneficiary and the Trustee shall undertake all other and future actions and activities as may be deemed reasonably necessary by the Servicer pursuant to the Servicing Agreement to perfect (or evidence) and confirm the foregoing allocations of Trust Assets to each 2000-A SUBI, including filing or causing to be filed UCC financing statements and executing and delivering all related filings, documents or writings as may be deemed reasonably necessary by the Servicer hereunder or under any other Basic Document. The UTI Beneficiary hereby irrevocably make and appoint each of the Trustee and the Servicer, and any of their respective officers, employees or agents, as the true and lawful attorney-in-fact of the UTI Beneficiary (which appointment is coupled with an interest and is irrevocable) with power to sign on behalf of the UTI Beneficiary any financing statements, continuation statements, security agreements, mortgages, assignments, affidavits, letters of authority, notices or similar documents necessary or appropriate to be executed or filed pursuant to this Section.

           2.5 Termination of the 2000-A SUBIs.

           (a) In connection with any purchase by the Transferor of the corpus of the Issuer pursuant to Article Nine of the Trust Agreement, the succession of the Transferor to the interest in the 2000-A Vehicle SUBI represented by the 2000-A Vehicle SUBI Certificate and the discharge and release of the pledge by the Transferor to the Issuer of the 2000-A Lease SUBI Certificate, should all of the interest in each 2000-A SUBI thereafter be held by the Holder or Holders of the UTI Certificates, whether by transfer, sale or otherwise, then upon the direction of such Holders, each 2000-A SUBI shall be terminated, the 2000-A SUBI Certificates shall be returned to the Trustee and canceled and the Servicer shall reallocate all 2000-A SUBI Assets to the UTI.


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
(b) Upon the sale of the Trust Estate pursuant to Section 5.04 of the Indenture, the Indenture Trustee may direct the Owner Trustee promptly to sell, the Trust Estate, including the 2000-A SUBI Assets (other than amounts on deposit in the Distribution Accounts) in a commercially reasonable manner and on commercially reasonable terms. In connection with any such sale, or the sale of the Trust Estate pursuant to Section 5.04 of the Indenture, the 2000-A SUBI Assets shall be distributed out of the Vehicle Trust at the direction of the Owner Trustee or the Indenture Trustee, as applicable, and the purchaser shall take delivery of such 2000-A SUBI Assets. The Vehicle Trustee and the other parties hereto shall cooperate with the Owner Trustee or the Vehicle Trustee, as applicable, to cause the related 2000-A Vehicles to be retitled as directed by the purchaser. Following such sale, this Supplement shall terminate and each 2000-A SUBI shall be terminated; provided however such termination shall affect the Vehicle Trust only insofar as such termination relates to each 2000-A SUBI. Such termination shall not entitle the legal representatives of the 2000-A SUBIs or any Holder of a 2000-A SUBI Certificate to take any action for a partition or winding up of the Trust or any Trust Assets except with respect to the 2000-A SUBI Assets and the rights, obligations and Liabilities of the parties hereto shall not otherwise be affected. Promptly after the occurrence of any bankruptcy, insolvency or termination proceeding with respect to the Transferor, the Transferor shall give the Indenture Trustee, the Owner Trustee and the Rating Agencies written notice of such event. The proceeds of such sale shall be distributed in the following amounts and priority:

           (i) to the Indenture Trustee, all amounts required to be paid under
Section 6.07 of the Indenture or to the Owner Trustee, all amounts required to be paid under Section 8.01 of the Trust Agreement, as the case may be;

           (ii) to the Servicer, any Payment Date Advance Reimbursement;

           (iii) to the Servicer, amounts due in respect of unpaid Servicing Fees; and

           (iv) any remaining amounts shall be distributed pro rata to the Holders of the SUBI Certificates: to the Certificate Distribution Account (or, if the lien of the Indenture is outstanding, the Note Distribution Account) and distributed pursuant to Section 5.04(b) of the Indenture.

           2.6 Representations and Warranties of Trustee. The Trustee hereby reaffirms, as of the date hereof, the representations, warranties and covenants set forth in Section 7.7 of the Vehicle Trust Agreement, on which the Grantors and UTI Beneficiary, each of their permitted assignees and pledgees and each Registered Pledgee and Holder or Related Beneficiary of a 2000-A SUBI Certificate (and beneficial owner of any portion thereof, including the Issuer and the Trust Certificateholders) may rely. For purposes of this Section, any reference in Section 7.7 of the Vehicle Trust Agreement to the Vehicle Trust Agreement shall be deemed to constitute references to the SUBI Trust Agreement.


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                       ARTICLE III - 2000-A SUBI ACCOUNTS

           3.1 2000-A SUBI Collection Account.

           (a) With respect to the 2000-A SUBIs, the Trustee shall establish, and the Trust Agent shall maintain, in the name of the Trustee, for the exclusive benefit of the holders of interests in the 2000-A SUBIs, the 2000-A SUBI Collection Account, which account shall constitute a SUBI Collection Account. The 2000-A SUBI Collection Account initially shall be established with The Chase Manhattan Bank, as the Indenture Trustee, so long as the Indenture Trustee has the Required Deposit Rating. If the Indenture Trustee at any time does not have the Required Deposit Rating, the Servicer shall, with the assistance of the Indenture Trustee, as necessary, cause the 2000-A SUBI Collection Account to be moved as described in Section 6.3(e) of the Vehicle Trust Agreement. The 2000-A SUBI Collection Account shall relate solely to the 2000-A SUBIs and the 2000-A SUBI Assets, and funds therein shall not be commingled with any other monies, except as otherwise provided for in or contemplated by the SUBI Trust Agreement or in the Servicing Agreement. All deposits into the 2000-A SUBI Collection Account shall be made as described in
Section 2.2 of the Servicing Agreement.

           (b) On each Deposit Date and Payment Date, pursuant to the instructions from the Servicer, the Trustee shall make such deposits and withdrawals from the 2000-A SUBI Collection Account as set forth in the Servicing Supplement.

           (c) Any transfer of funds to a Holder of a 2000-A SUBI Certificate shall be made as directed pursuant to the Basic Documents.

           3.2 Reserve Fund. Pursuant to Section 5.01 of the Trust Agreement, the Transferor shall establish and maintain the Reserve Fund (a) with the Indenture Trustee, until the Outstanding Amount is reduced to zero, and (b) thereafter with the Owner Trustee. Deposits and withdrawals from the Reserve Fund shall be made as directed pursuant to the Basic Documents, including
Section 8.04(b) of the Indenture, Section 10.01 of the Indenture and Section 3.3 hereof.

           3.3 Investment of Monies in 2000-A SUBI Accounts. All amounts held in the 2000-A SUBI Collection Account shall be invested in Permitted Investments. Any investment earnings on the 2000-A SUBI Collection Account will be taxable to the holder of the Transferor Certificate or to the Subordinated Noteholder. On each Payment Date, the Trustee shall deposit all net income or other gain from the foregoing investments in respect of the related Collection Period into the Reserve Fund.

                         ARTICLE IV - 2000-A SUBI PLEDGE

           4.1 Registration of 2000-A Lease SUBI Pledge.

           The Transferor hereby acknowledges and confirms the pledge and assignment to the Issuer of the 2000-A Lease SUBI Certificate and the grant to the Issuer of a security interest therein pursuant to Section 2.4 of the Program Operating Lease. The Transferor hereby notifies the Trustee that all of the Issuer's right, title and interest with respect to such pledge, assignment and grant of security interest has been assigned to the Indenture Trustee pursuant


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to the Indenture and the Transferor hereby acknowledges such assignment. The
Issuer hereby directs the Trustee to cause to be listed in the Certificate Register as the Registered Pledgee of the Transferor's 2000-A Lease SUBI Certificate (i) until the outstanding principal balance of the Senior Notes and the outstanding certificate balance of the Certificates are reduced to zero, the Indenture Trustee, and (ii) thereafter, the Transferor. The Transferor has caused the Trustee to deliver the 2000-A Lease SUBI Certificate to the Indenture Trustee, as Registered Pledgee. Each such Registered Pledgee shall have the rights with respect thereto described herein and in the Program Operating Lease.

                      ARTICLE V - MISCELLANEOUS PROVISIONS

           5.1 Amendment.

           (a) This Supplement (and, accordingly, the Vehicle Trust Agreement as it relates to the 2000-A SUBIs) may be amended by the parties hereto:

           (i) without the consent of the Holders; provided, that any such action will not, in the good faith judgment of the parties hereto, materially and adversely affect the interest of any Holder; and

           (ii) from time to time (including to change the manner in which the Reserve Fund is funded or to eliminate the Reserve Fund, or to change the remittance schedule for depositing SUBI Collections and other amounts into the 2000-A SUBI Collection Account), provided that (1) each Rating Agency provides confirmation to the Trustee to the effect that such amendment would not cause its then-current rating on any Rated Securities to be qualified, reduced or withdrawn or (2) to the extent that any such amendment materially affects the UTI or any Other SUBI, the 2000-A SUBI Certificates or the 2000-A SUBI Assets, such amendment shall require the consent of at least a majority of the Holders affected thereby; in addition, to the extent that (A) such amendment shall increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections or payments in respect of a 2000-A SUBI or a 2000-A SUBI Certificate or distributions (or the interest or pass-through rate thereon) required to be made on any Rated Securities or (B) reduce the percentage of the aggregate principal amount of Rated Securities required to consent to any such amendment, any such amendment shall require the consent of all the Holders or holders of 100% of all outstanding Rated Securities, as the case may be, and an Opinion of Counsel is delivered to the Trustee to the effect that after such amendment, for federal income tax purposes, the Trust will not be treated as an association (or a publicly traded partnership) taxable as a corporation or as a partnership.

           (b) Any amendment to this Supplement shall amend the Vehicle Trust Agreement only insofar as such amendment relates to the 2000-A SUBIs.

           5.2 Governing Law. This Supplement shall be created under and governed by and construed under the internal laws of the State of Delaware, without regard to any otherwise applicable principles of conflict of laws.

           5.3 Notices. The notice provisions of Section 10.3 of the Vehicle Trust Agreement shall apply equally to this Supplement. A copy of each notice or other writing required to be delivered to the Trustee pursuant to the SUBI Trust Agreement also shall be delivered to the Owner Trustee at 1100 North Market Street, Wilmington, Delaware 19890, Attention: Corporate Trust Department (telecopier no. (302) 651-1576; and to the Servicer at 300 Chestnut Ridge Road, Woodcliff Lake, New Jersey 07675 (telecopier no. (201) [_________]), Attention:
General Counsel, with a copy (which shall not constitute notice) to Daniel J. Mette, Esq., Weil, Gotshal & Manges LLP, 767 Fifth Avenue, New York, NY 10153 (telecopier no. (212) 310-8007).

           5.4 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Supplement (including any amendment hereto) shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Supplement, as the same may be amended, and shall in no way affect the validity or enforceability of the other provisions of the SUBI Trust Agreement or of any 2000-A SUBI Certificate or the rights of the Holders or Registered Plegees thereof. To the extent permitted by applicable law, the parties hereto waive any provision of law that renders any covenant, agreement, provision or term of this Supplement, as the same may be amended, invalid or unenforceable in any respect.

           5.5 Effect of Supplement on Vehicle Trust Agreement.

           (a) Except as otherwise specifically provided herein or unless the context otherwise requires, (i) the parties hereto shall continue to be bound by all provisions of the Vehicle Trust Agreement and (ii) the provisions set forth herein shall operate either as additions to or modifications of the extant obligations of the parties under the Vehicle Trust Agreement, as the context may require. In the event of any conflict between this Supplement and the Vehicle Trust Agreement in respect of the 2000-A SUBIs, the provisions of this Supplement shall prevail.

           (b) For purposes of determining the obligations of the parties hereto under this Supplement with respect to the 2000-A SUBIs, except as otherwise indicated by the context, general references in the Vehicle Trust Agreement to
(i) a SUBI Account shall be deemed to refer more specifically to a 2000-A SUBI Account, (ii) a SUBI shall be deemed to refer more specifically to a 2000-A SUBI, (iii) a SUBI Collection Account shall be deemed to refer more specifically to the 2000-A SUBI Collection Account, (iv) a SUBI Asset shall be deemed to refer more specifically to a 2000-A SUBI Asset, (v) a SUBI Supplement shall be deemed to refer more specifically to this Supplement and (vi) a Servicing Supplement shall be deemed to refer more specifically to the Servicing Supplement.

           5.6 No Petition. Each of the parties hereto and each Holder of, or each Registered Pledgee of, by acceptance of a 2000-A SUBI Certificate, or in the case of the Registered Pledgee, by acceptance of the pledge of such 2000-A SUBI Certificate, covenants and agrees that prior to the date that is one year and one day after the date upon which all obligations under each Securitized Financing have been paid in full, it will not (and, to the fullest extent permitted by applicable law, the Trustee shall not have the power to) institute against, or join any other Person in instituting against, the Grantors, the Trustee, the Trust, any Special Purpose Affiliate, any Beneficiary, any general partner of a Beneficiary or of a Special Purpose Affiliate that is a partnership or any member of a Beneficiary or Special Purpose Affiliate (or any of their respective general partners) that is a limited liability company, any bankruptcy, reorganization, arrangement, insolvency or liquidation Proceeding or other Proceeding under any federal or state bankruptcy or similar law. This Section shall survive the complete or partial termination of this Supplement, the resignation or removal of the Trustee and the complete or partial resignation or removal of the Servicer.

           IN WITNESS WHEREOF, the Grantors and UTI Beneficiary, and the Trustee have caused this Supplement to be duly executed by their respective officers as of the day and year first above written.


                                 BMW MANUFACTURING LP,
                                   as Grantor and UTI Beneficiary

                                 By:     BMW FACILITY PARTNERS LLC,
                                         as General Partner

                                         By:
                                             ----------------------------------
                                             Name:
                                             Title:


                                         By:
                                             ----------------------------------
                                             Name:
                                             Title:




                                 CHASE MANHATTAN BANK USA, N.A., as Trustee


                                 By:
                                     ------------------------------------------
                                     Name:
                                     Title:

                                                                    EXHIBIT A

                  SCHEDULE OF 2000-A LEASES AND 2000-A VEHICLES


[Omitted. Copies on file with the Servicer, the Trustee and the Owner Trustee.]

                                                                     EXHIBIT B

                FORM OF 2000-A [LEASE] [VEHICLE] SUBI CERTIFICATE

                        FINANCIAL SERVICES VEHICLE TRUST

             2000-A SPECIAL UNIT OF BENEFICIAL INTEREST CERTIFICATE

No. R-___

evidencing a fractional undivided interest in all 2000-A [Lease][Vehicle] SUBI Assets (as defined below).

           This 2000-A Special Unit of Beneficial Interest Certificate does not represent an interest in or obligation of BMW Financial Services NA, LLC, Chase Manhattan Bank USA, N.A. or any of their respective affiliates, except to the extent described below.

           THIS CERTIFIES THAT ________________ is the registered owner of a nonassessable, fully-paid, undivided interest in the 2000-A SUBI [Lease] [Vehicle] Assets owned by Financial Services Vehicle Trust (the "Trust").

           The Trust was created pursuant to a trust agreement, dated as of August 30, 1995, as amended, supplemented or restated from time to time (the "Vehicle Trust Agreement"), among BMW Manufacturing LP ("BMW LP"), as grantor and initial beneficiary (in such capacities, the "Grantor" and the "UTI Beneficiary", respectively), and Chase Manhattan Bank USA, N.A., as trustee (the "Trustee").

           This certificate is one of two duly authorized 2000-A [Lease][Vehicle] SUBI Certificates, and is issued under and is subject to the terms, provisions and conditions of the Vehicle Trust Agreement and the supplement thereto, dated as of November 1, 2000 (the "2000-A SUBI Supplement" and, together with the Vehicle Trust Agreement, the "SUBI Trust Agreement"). To the extent not otherwise defined herein, capitalized terms used herein have the meanings assigned thereto in the SUBI Trust Agreement. By acceptance of this 2000-A [Lease] [Vehicle] SUBI Certificate, the Holder hereof assents to the terms and conditions of the SUBI Trust Agreement and agrees to be bound thereby. A summary of certain of the pertinent provisions of the SUBI Trust Agreement is set forth below.

           The assets of the Trust allocated to the 2000-A [Lease] [Vehicle] SUBI will generally consist of (i) cash capital and [(ii) the 2000-A Leases] [(ii) the 2000-A Vehicles] and all of Ryder's rights thereunder, including the right to proceeds arising therefrom or in connection therewith.

           Under the Vehicle Trust Agreement, from time to time the UTI Beneficiary may direct the Trustee to issue to or upon the order of the UTI Beneficiary one or more certificates (each, a " SUBI Certificate") representing a beneficial interest in certain specified Vehicles, Leases and related Trust

Assets (such assets, the "SUBI Assets"). Upon the issuance of the SUBI Certificates relating to the SUBI Assets, the beneficial interest in the Trust and the Trust Assets represented by the UTI shall be reduced by the amount of the Trust Assets represented by such SUBI Certificates. This certificate, together with a certificate evidencing an interest in all 2000-A [Lease] [Vehicle] SUBI Assets, was issued pursuant to the 2000-A SUBI Supplement and represents a beneficial interest in the 2000-A [Lease] [Vehicle] SUBI Assets.

           The UTI and the 2000-A [Lease] [Vehicle] SUBI shall each constitute a separate series of the Trust pursuant to Section 3806(b)(2) of the Delaware Act for which separate and distinct records shall be maintained. Each 2000-A [Lease] [Vehicle] SUBI Certificate and the interest in the 2000-A [Lease] [Vehicle] SUBI represented thereby constitutes a "security" within the meaning of Section 8-102(a)(15) of the UCC and a "certificated security" within the meaning of
Section 8-102(a)(4) of the UCC.

           The 2000-A SUBI Supplement may be amended by the parties thereto upon the terms and subject to the conditions set forth in the 2000-A SUBI Supplement.

           The Holder, by acceptance of this 2000-A [Lease] [Vehicle] SUBI Certificate, covenants and agrees that prior to the date that is one year and one day after the date upon which all obligations under each Securitized Financing have been paid in full, it will not institute against, or join any other Person in instituting against any Grantor, the Trustee, the Trust, any Beneficiary, any general partner of a Beneficiary or of a Special Purpose Affiliate that is a partnership or any member of a Beneficiary or Special Purpose Affiliate (or any of their respective general partners) that is a limited liability company, any bankruptcy, reorganization, arrangement, insolvency or liquidation Proceeding or other Proceedings under any federal or state bankruptcy or similar law. Such covenant shall survive the termination of the SUBI Trust Agreement, the resignation or removal of the Trustee under the SUBI Trust Agreement or the complete or partial resignation of the Servicer.

           The Holder hereof or owner of a beneficial interest herein hereby (i) expressly waives any claim it may have to any proceeds or assets of the Trustee and to all of the Trust Assets other than those from time to time included within the 2000-A [Lease] [Vehicle] SUBI as 2000-A [Lease] [Vehicle] SUBI Assets and those proceeds or assets derived from or earned by such 2000-A [Lease] [Vehicle] SUBI Assets and (ii) expressly subordinates in favor of the Holder of any Other SUBI Certificate or a UTI Certificate any claim to any Other SUBI or UTI Assets that, notwithstanding the waiver contained in clause (i), may be determined to exist.

           The Trustee shall keep the certificate register with respect to this 2000-A [Lease] [Vehicle] SUBI Certificate, and the Holder of this 2000-A [Lease] [Vehicle] SUBI Certificate shall notify the Trustee of any change of address or instructions on the distribution of funds.

           Upon the dissolution of the Trust with respect to the 2000-A [Lease] [Vehicle] SUBI, the 2000-A [Lease] [Vehicle] SUBI shall be terminated and the 2000-A [Lease] [Vehicle] SUBI Certificates shall be returned to the Trustee for cancellation. Such a termination shall not effect a termination of the Trust or of any Other SUBIs that is in existence at the time of such termination.

           The Trust or the UTI may terminate upon the terms and subject to the conditions set forth in the SUBI Trust Agreement.

           No SUBI or SUBI Certificate shall be transferred or assigned except to the extent specified in the SUBI Trust Agreement or in any related Supplement and, to the fullest extent permitted by applicable law, any such purported transfer or assignment other than as so specified shall be deemed null, void and of no effect under the SUBI Trust Agreement. Notwithstanding the foregoing, any SUBI Certificate and the interest in the SUBI evidenced thereby may be (i) transferred, assigned or pledged to any Special Purpose Affiliate or (ii) transferred, assigned or pledged by the Related Beneficiary or a Special Purpose Affiliate to or in favor of (A) a trustee for one or more trusts or (B) one or more other entities, in either case solely for the purpose of securing or otherwise facilitating one or more Securitized Financings.

           This 2000-A [Lease] [Vehicle] SUBI Certificate shall be governed by and construed under the internal laws of the State of Delaware, without regard to any otherwise applicable principles of conflict of laws.

           Unless this 2000-A [Lease] [Vehicle] SUBI Certificate shall have been executed by an authorized officer of the Trustee, by manual signature, this 2000-A [Lease] [Vehicle] SUBI Certificate shall not entitle the holder hereof to any benefit under the SUBI Trust Agreement or be valid for any purpose.

           IN WITNESS WHEREOF, Chase Manhattan Bank USA, N.A., as Trustee of the Trust and not in its individual capacity, has caused this 2000-A [Lease] [Vehicle] SUBI Certificate to be duly executed.

Dated:  __________, 2000

                               FINANCIAL SERVICES VEHICLE TRUST

                               By:  CHASE MANHATTAN BANK USA, N.A., as Trustee


                               By:
                                    ------------------------------------------
                                    Name:
                                    Title:




(SEAL)

ATTEST:

---------------------------------


This is one of the 2000-A [Lease] [Vehicle] SUBI Certificates referred to in the within-mentioned Supplement.


                                    CHASE MANHATTAN BANK USA,
                                    N.A., as Trustee


                                    By:
                                        ---------------------------------------
                                            Authorized Officer

           FOR VALUE RECEIVED, the undersigned hereby sells, transfers and assigns unto ______________ the within 2000-A [Lease] [Vehicle] SUBI Certificate, and all rights thereunder, hereby irrevocably constituting and appointing _____________ as attorney to transfer said 2000-A [Lease] [Vehicle] SUBI Certificate on the books of the certificate registrar, with full power of substitution in the premises.

Dated:  _____________________


                                     By:
                                         --------------------------------------
                                         Name:
                                         Title: